UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2023

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	file Number)	Identification No.)

1000 N West St., Suite 1200, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 654-3315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Acorn Energy, Inc. was held September 12, 2023. Set forth below are the voting results with respect to each of the proposals presented at the Annual Meeting:

Proposal 1 – The stockholders elected, by a plurality of the votes cast, Jan H. Loeb, Gary Mohr, Michael F. Osterer, Peter Rabover and Samuel M. Zentman to the Board of Directors to serve until the Annual Meeting of Stockholders in 2024 and until their successors are duly elected and qualified.

Name of Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes

Jan H. Loeb	16,255,641	343,648.10	12,047,864
Gary Mohr	16,245,230	354,059.10	12,047,864
Michael F. Osterer	16,245,130	354,159.10	12,047,864
Peter Rabover	16,393,691	205,598.10	12,047,864
Samuel M. Zentman	15,909,931	689,358.10	12,047,864

Proposal 2 and Proposal 3 – The Board of Directors authorized and completed a 1-for-16 reverse stock split, which was effective with the opening of the OTCQB market on September 8, 2023, pursuant to the authority given to them by the stockholders at last year’s annual meeting. In light of that, Proposal 2 and the related Proposal 3 were withdrawn and were not voted on.

Proposal 4 – The stockholders ratified by the affirmative vote of a majority of the votes cast on the proposal, the appointment by the Audit Committee of Marcum LLP as the independent registered public accounting firm for the year ending December 31, 2023.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
28,132,863.10	422,224	92,066	0

Proposal 5 – The stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
15,910,072	677,831.10	11,386	12,047,864

Proposal 6 – The stockholders approved, in a non-binding advisory vote, a frequency of every year for the non-binding advisory vote on the compensation of the Company’s named executive officers.

Every Year	Every 2 Years	Every 3 Years	Total Abstained	Broker Non-Votes
16,052,730	77,150	422,232	47,177.10	12,047,864

In light of such result on Proposal 6, the Company will continue to include an advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of September, 2023.

ACORN ENERGY, INC.

By:	/s/ Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer